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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of report (Date of earliest event reported):      March 26, 2002
                                                           ---------------


                          IDINE REWARDS NETWORK INC.
               ------------------------------------------------
                (Exact Name of Registrant Specified in Charter)


       Delaware                      001-13806                84-6028875
---------------------                ---------                ----------
    (State or Other              (Commission File          (I.R.S. Employer
    Jurisdiction of                   Number)             Identification No.)
    Incorporation)

     11900 Biscayne Boulevard
          Miami, Florida                                          33181
----------------------------------------                      -------------
(Address of Principal Executive Offices)                        (Zip Code)



 Registrant's telephone number, including area code:         (305) 892-3300
                                                          ----------------------


                                Not Applicable
   ------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS


iDine Rewards Network Inc. today announced an agreement with America Online, Inc., to jointly develop a new dining benefits program for AOL members.

AOL members who enroll in the AOL Dining program will earn credits that may be applied towards their AOL subscription. The program, another element of America Online's continuing efforts to provide valuable membership benefits, enables AOL Dining members to earn credit toward the AOL service for every $200 in dining spend at iDine's network of more than 7,500 participating restaurants nationwide. (Total dining spend includes food, drinks, tax and tip.) The new dining program is scheduled to launch in the spring of 2002.

Dining enrollment is free and is provided as an added benefit to AOL members. Members simply enroll online; register up to three credit and/or debit cards on a secure, co-branded site; dine at a participating restaurant; and pay the bill with one of their registered cards. No additional ID cards or coupons are required. Using iDine's proprietary processing technology, the total dining spend will automatically be applied to the member's AOL Dining account, and members will earn credit toward AOL service each time they accumulate $200 in dining spend.

Under the provisions of the agreement, which has an initial term of two years, iDine will be responsible for managing the restaurant merchant network, providing a customized web site for AOL subscribers, and providing all the back-end processing associated with the dining transaction. AOL will be responsible for the promotion and marketing of the AOL Free Time Online Dining by iDine program to its subscribers, enrolling members in the dining program, and administering the dining benefit. iDine is committed to spend $1 million over the initial year of the contract in support of the planned promotion to the AOL subscriber base. The arrangement has limited exclusivity provisions for both parties and such provisions are tied to performance thresholds after the first year.

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                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    IDINE REWARDS NETWORK INC.


                                    By: /s/ Stephen E. Lerch
                                       ---------------------------------
                                       Stephen E. Lerch
                                       Executive Vice President and
                                       Chief Financial Officer



Dated: March 26, 2002
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                                 EXHIBIT INDEX

     Exhibit
     Number       Description
     ------       -----------

     99           Press Release dated March 26, 2002